Exhibit 99.1

Contact: Jane M. Elliott

770-829-8234 Voice

770-829-8267 Fax

investor.relations@globalpay.com

Global Payments Reports Third Quarter Earnings

ATLANTA, March 31, 2010 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal third quarter ended February 28, 2010. For the third quarter, revenues grew 11% to $398.5 million compared to $359.5 million in the prior year. Diluted earnings per share from continuing operations grew 35% to $0.58 compared to $0.43 in the prior year (See Schedule 2 for financial results from continuing operations).

Chairman and CEO, Paul R. Garcia, stated, “I am pleased with our results for the quarter which include a lift from foreign currency translation. On a constant currency basis, we delivered solid revenue and diluted earnings per share growth of 6% and 18%, respectively.(1) This demonstrates strong financial performance despite a challenging, albeit improving, macroeconomic environment. These results were driven by steady growth in our U.S. ISO channel, continued successful execution in our international businesses and a better than expected effective tax rate.

“Based on our current outlook for continuing operations, we are increasing our fiscal 2010 annual revenue expectations to $1,615 million to $1,625 million, or 10% to 11% growth over fiscal 2009, and we are increasing our fiscal 2010 diluted EPS expectations to $2.49 to $2.54, reflecting 19% to 21% growth over fiscal 2009 EPS,” said Garcia.

—More—

GPN Reports Third Quarter Earnings

March 31, 2010

Conference Call

Global Payments will hold a conference call today, March 31, 2010 at 4:30 p.m. ET to discuss financial results and business highlights. Callers may access the conference call via the company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-609-5666 and callers outside North America may dial
1-913-312-6664. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ Web site through April 21, 2010.

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe, and the Asia-Pacific region. Global Payments offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: foreign currency risks which become increasingly relevant as we expand internationally, the effect of current worldwide economic conditions, including a decline in the value of the U.S. dollar, the impact of the divestiture of the Money Transfer business and future performance and integration of recent acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

###

(1)	Please see Schedule 6.

SCHEDULE 1

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended February 28,			Nine Months Ended February 28,
(In thousands, except per share data)	2010	2009	% Change	2010	2009	% Change
Revenues	$398,535	$359,528	11%	$1,217,418	$1,094,372	11%

Operating expenses:
Cost of service	146,202	124,001	18%	432,287	374,631	15%
Sales, general and administrative	178,484	173,144	3%	533,337	490,857	9%

	324,686	297,145	9%	965,624	865,488	12%

Operating income	73,849	62,383	18%	251,794	228,884	10%

Other income (expense):
Interest and other income	1,319	1,135	16%	2,699	6,354	-58%
Interest and other expense	(4,141)	(2,287)	81%	(12,704)	(6,357)	100%

	(2,822)	(1,152)	145%	(10,005)	(3)	NM

Income from continuing operations before income taxes	71,027	61,231	16%	241,789	228,881	6%
Provision for income taxes	(20,298)	(18,531)	10%	(69,489)	(66,029)	5%

Income from continuing operations	50,729	42,700	19%	172,300	162,852	6%
Income (loss) from discontinued operations, net of tax	722	(141,418)	NM	7,778	(135,476)	NM

Net income (loss) including noncontrolling interests	51,451	(98,718)	NM	180,078	27,376	558%
Less: Net income attributable to noncontrolling interests, net of tax	(2,990)	(8,058)	(63)%	(10,951)	(27,718)	(60)%

Net income (loss) attributable to Global Payments	$48,461	$(106,776)	NM	$169,127	$(342)	NM

Amounts attributable to Global Payments:
Income from continuing operations	$47,739	$34,642	38%	$161,349	$135,134	19%
Income (loss) from discontinued operations, net of tax	722	(141,418)	NM	7,778	(135,476)	NM

Net income (loss) attributable to Global Payments	$48,461	$(106,776)	NM	$169,127	$(342)	NM

Basic earnings per share attributable to Global Payments:
Income from continuing operations	$0.59	$0.43	37%	$1.99	$1.69	18%
Income (loss) from discontinued operations, net of tax	0.01	(1.76)	NM	0.10	(1.69)	NM

Net income (loss)	$0.60	$(1.33)	NM	$2.09	$—	NM

Diluted earnings per share attributable to Global Payments:
Income from continuing operations	$0.58	$0.43	35%	$1.96	$1.67	17%
Income (loss) from discontinued operations, net of tax	0.01	(1.75)	NM	0.10	(1.67)	NM

Net income (loss)	$0.59	$(1.32)	NM	$2.06	$—	NM

Weighted average shares outstanding[1]:
Basic	81,539	80,333		81,102	80,129
Diluted	82,636	80,948		82,181	81,077

[1]

Pursuant to the retrospective adoption of FASB guidance on participating securities (ASC 260-10-45-40), basic and diluted weighted average shares outstanding have been increased by 498 and 17, respectively for the three months ended February 28, 2009, and 453 and 22, respectively for the nine months ended February 28, 2009.

NM - Not Meaningful

SCHEDULE 2

INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended February 28,			Nine Months Ended February 28,
(In thousands, except per share data)	2010	2009	% Change	2010	2009	% Change
Revenues	$398,535	$359,528	11%	$1,217,418	$1,094,372	11%

Operating expenses:
Cost of service	146,202	124,001	18%	432,287	374,631	15%
Sales, general and administrative	178,484	173,144	3%	533,337	490,857	9%

	324,686	297,145	9%	965,624	865,488	12%

Operating income	73,849	62,383	18%	251,794	228,884	10%

Other income (expense):
Interest and other income	1,319	1,135	16%	2,699	6,354	(58)%
Interest and other expense	(4,141)	(2,287)	81%	(12,704)	(6,357)	100%

	(2,822)	(1,152)	145%	(10,005)	(3)	NM

Income from continuing operations before income taxes	71,027	61,231	16%	241,789	228,881	6%
Provision for income taxes	(20,298)	(18,531)	10%	(69,489)	(66,029)	5%

Income from continuing operations including noncontrolling interests	50,729	42,700	19%	172,300	162,852	6%
Less: Net income attributable to noncontrolling interests, net of tax	(2,990)	(8,058)	(63)%	(10,951)	(27,718)	(60)%

Net income from continuing operations attributable to Global Payments	$47,739	$34,642	38%	$161,349	$135,134	19%

Basic earnings per share	$0.59	$0.43	37%	$1.99	$1.69	18%

Diluted earnings per share	$0.58	$0.43	35%	$1.96	$1.67	17%

Weighted average shares outstanding:
Basic	81,539	80,333		81,102	80,129
Diluted	82,636	80,948		82,181	81,077

NM - Not Meaningful

SCHEDULE 3

SEGMENT INFORMATION CONTINUING OPERATIONS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Three Months Ended February 28,			Nine Months Ended February 28,
(In thousands)	2010	2009	% Change	2010	2009	% Change
Revenues:
United States	$216,168	$206,237	5%	$659,868	$599,082	10%
Canada	77,092	68,201	13%	236,552	232,779	2%

North America Merchant Services	293,260	274,438	7%	896,420	831,861	8%

Europe	78,174	62,110	26%	242,785	194,881	25%
Asia-Pacific	27,101	22,980	18%	78,213	67,630	16%

International Merchant Services	105,275	85,090	24%	320,998	262,511	22%

Total Revenues	$398,535	$359,528	11%	$1,217,418	$1,094,372	11%

Operating Income:
North America Merchant Services	$60,855	$57,909	5%	$210,419	$213,409	(1)%
International Merchant Services	28,853	20,771	39%	88,353	62,136	42%
Corporate	(15,859)	(16,297)	3%	(46,978)	(46,661)	(1)%

Operating Income	$73,849	$62,383	18%	$251,794	$228,884	10%

SCHEDULE 4

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)	February 28, 2010	May 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$589,620	$426,935
Accounts receivable, net of allowances for doubtful accounts of $378 and $553, respectively	121,839	122,831
Claims receivable, net of allowance for losses of $4,070 and $4,026, respectively	809	607
Settlement processing assets	11,202	6,675
Inventory, net of obsolescence reserves of $795 and $653, respectively	12,146	5,914
Deferred income taxes	2,607	3,789
Assets of discontinued operations	141,298	—
Prepaid expenses and other current assets	21,732	28,437

Total current assets	901,253	595,188

Property and equipment, net of accumulated depreciation of $111,385 and $121,189, respectively	178,549	176,226
Goodwill	577,218	625,120
Other intangible assets, net of accumulated amortization of $138,472 and $189,560, respectively	210,309	258,094
Deferred income taxes	89,850	—
Other	22,489	22,193

Total assets	$1,979,668	$1,676,821

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Lines of credit	$10,513	$10,174
Notes payable - current portion	139,976	29,393
Payables to money transfer beneficiaries	—	12,343
Accounts payable and accrued liabilities	176,423	167,700
Settlement processing obligations	170,737	106,934
Liabilities of discontinued operations	32,738	—
Income taxes payable	12,291	9,633

Total current liabilities	542,678	336,177

Notes payable	307,298	167,610
Deferred income taxes	59,133	76,405
Other long-term liabilities	26,326	19,009

Total liabilities	935,435	599,201

Commitments and contingencies

Redeemable noncontrolling interest	99,038	399,377

Shareholders’ equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 81,597,227 and 80,445,009 shares issued and outstanding at February 28, 2010 and May 31, 2009, respectively	—	—
Paid-in capital	442,362	405,241
Retained earnings	513,068	273,090
Accumulated other comprehensive loss	(20,438)	(10,901)

Total Global Payments Inc. shareholders’ equity	934,992	667,430

Noncontrolling interest	10,203	10,813

Total equity	945,195	678,243

Total liabilities and equity	$1,979,668	$1,676,821

Presentation of prior year amounts have been adjusted to retrospectively conform with FASB guidance on noncontrolling interests.

SCHEDULE 5

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

	Nine Months Ended February 28,
(In thousands)	2010	2009
Cash flows from operating activities:
Net income including noncontrolling interests	$180,078	$27,376
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	25,798	27,175
Amortization of acquired intangibles	24,627	23,222
Share-based compensation expense	11,843	10,954
Provision for operating losses and bad debts	18,713	20,256
Deferred income taxes	(21,023)	(3,419)
Estimated loss on disposal of discontinued operations	15,770	—
Impairment of identified intangible assets	—	147,664
Other, net	947	(87)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	1,942	(8,856)
Claims receivable	(11,552)	(13,879)
Settlement processing assets and obligations, net	51,930	28,818
Inventory	(6,785)	(2,314)
Prepaid expenses and other assets	(2,474)	6,832
Payables to money transfer beneficiaries	(532)	(446)
Accounts payable and accrued liabilities	25,607	2,692
Income taxes payable	3,308	2,789

Net cash provided by operating activities	318,197	268,777

Cash flows from investing activities:
Business and intangible asset acquisitions	(17,059)	(454,279)
Capital expenditures	(36,520)	(25,458)
Net increase in financing receivables	(649)	—
Proceeds from sale of investment and contractual rights	297	6,796

Net cash used in investing activities	(53,931)	(472,941)

Cash flows from financing activities:
Net borrowings on lines of credit	339	2,583
Proceeds from issuance of notes payable	304,964	200,000
Principal payments under notes payable	(50,958)	(10,000)
Acquisition of redeemable noncontrolling interests	(307,675)	—
Proceeds from stock issued under share-based compensation plans	20,699	7,961
Tax benefit from share-based compensation plans	4,579	2,421
Dividends paid	(4,877)	(4,808)
Contribution from noncontrolling interest holder	—	358
Distribution to noncontrolling interests	(18,461)	(23,258)

Net cash (used in) provided by financing activities	(51,390)	175,257

Effect of exchange rate changes on cash	1,965	(39,560)

Increase (decrease) in cash and cash equivalents	214,841	(68,467)
Cash and cash equivalents, beginning of period	426,935	456,060
Cash and cash equivalents of discontinued operations	(52,156)	—

Cash and cash equivalents, end of period	$589,620	$387,593

Presentation of prior year amounts have been adjusted to retrospectively conform with FASB guidance on noncontrolling interests.

SCHEDULE 6

CONSTANT CURRENCY SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In millions, except per share data)	Q3 FY10 Actual	% change Q3 FY09	YTD FY10 Actual	% change YTD FY09
Fiscal 2010 Revenues
Constant currency[1]	$381	6%	$1,215	11%
Foreign currency impact[2]	18	5%	2	0%

Revenues from continuing operations	$399	11%	$1,217	11%

Fiscal 2010 Diluted Earnings Per Share
Constant currency[1]	$0.51	18%	$1.92	16%
Foreign currency impact[2]	0.07	17%	0.04	1%

Diluted EPS from continuing operations	$0.58	35%	$1.96	17%

We supplemented our reporting of total revenues and earnings per share information determined in accordance with GAAP by reporting revenues and earnings per share for fiscal 2010 on a “constant currency” basis in this earnings release as a measure to help evaluate performance. We calculated revenues and earnings per share on a constant currency basis by converting our fiscal 2010 actual revenues and expenses at fiscal 2009 exchange rates. We exclude the impact of exchange rate fluctuations in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations, and our management uses constant currency measures to evaluate the impact of operational business decisions. Our revenues and earnings per share reported on a constant currency basis should be considered in addition to, and not as a substitute for, revenues and earnings per share determined in accordance with GAAP. Our measures of revenues and earnings per share on a constant currency basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

[1]	Reflects current period results on a pro forma basis as if foreign currency rates did not change from the comparable prior year period.
[2]	Reflects the impact of changes in foreign currency rates from the comparable prior year period.

SCHEDULE 7

RECONCILIATION OF CONTINUING OPERATIONS TO FISCAL YEAR 2009

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

For Year Ended May 31, (in millions, except per share data)	2009 Actual	2010 Expectations		2010 Growth Rates
	(Unaudited)
Revenues	$1,602	—	—	—	—
Money Transfer - discontinued operations	139	—	—	—	—

Adjusted Revenues	$1,463	$1,615	$1,625	10%	11%

Diluted earnings per share as previously reported	$0.46	—	—	—	—
Diluted loss per share as a result of impairment - discontinued ops[1]	$1.77	—	—	—	—

Normalized diluted earnings per share	$2.23	—	—	—	—
Normalized earnings from Money Transfer - discontinued operations	0.13	—	—	—	—

Diluted earnings from continuing operations per share	$2.10	$2.49	$2.54	19%	21%

As a result of the agreement to sell the money transfer businesses, ASC 205-20, Discontinued Operations requires classification of the money transfer businesses as held for sale and the results of operations as discontinued. Previously reported results will be reclassified in future financial statements. The earnings per share calculation above reflects this reclassification.

[1]

Impairment charges consist of goodwill and other intangible asset impairments in the Money Transfer segment. Also reflects the related income tax benefit and share dilution. This impairment will be included in discontinued operations along with the earnings from Money Transfer for a GAAP diluted loss from discontinued operations per share of $1.64.